                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OF THE

                       SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 20, 1997


                         DISCOVER CARD MASTER TRUST I
              --------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




        DELAWARE                       0-23108                   51-0020270
        --------                       -------                   ----------
        (STATE OF                    (COMMISSION                (IRS EMPLOYER
       ORGANIZATION)                 FILE NUMBER)            IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                                  19720
-------------------------------------------                           -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE

ITEM 5.       OTHER EVENTS

              SERIES 1997-1. ON AUGUST 20, 1997, THE REGISTRANT MADE AVAILABLE TO INVESTORS A PROSPECTUS SUPPLEMENT, DATED AUGUST 19, 1997, AND PROSPECTUS, DATED APRIL 19, 1997, WITH RESPECT TO THE ISSUANCE OF $750,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1997-1 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $39,474,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1997-1 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I, PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF OCTOBER 1, 1993, BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND U.S. BANK NATIONAL ASSOCIATION D/B/A FIRST BANK NATIONAL ASSOCIATION (SUCCESSOR TRUSTEE TO BANK OF AMERICA ILLINOIS, FORMERLY CONTINENTAL BANK, NATIONAL ASSOCIATION) AS TRUSTEE, AS AMENDED, AND THE SERIES SUPPLEMENT, TO BE DATED AS OF AUGUST 26, 1997, FOR SERIES 1997-1 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND FIRST BANK NATIONAL ASSOCIATION AS TRUSTEE. A COPY OF THE PROSPECTUS SUPPLEMENT IS ATTACHED AS EXHIBIT 99.1.


ITEM 7.       EXHIBITS
              --------

EXHIBIT NO.   DESCRIPTION
-----------   -----------

EXHIBIT 99.1 PROSPECTUS SUPPLEMENT DATED AUGUST 19, 1996 WITH RESPECT TO THE FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I, SERIES 1997-1.

                                  SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                  DISCOVER CARD MASTER TRUST I
                                    (REGISTRANT)



                                  BY:  GREENWOOD TRUST COMPANY
                                       (ORIGINATOR OF THE TRUST)




DATE: AUGUST 21, 1997             BY:    /S/ JOHN J. COANE
                                      ------------------------------------
                                      JOHN J. COANE
                                      VICE PRESIDENT, DIRECTOR OF ACCOUNTING AND
                                      TREASURER

                              INDEX TO EXHIBITS
                              -----------------

EXHIBIT   DESCRIPTION PAGE                                                  Page
-------   ----------------                                                  ----

99.1      PROSPECTUS SUPPLEMENT DATED AUGUST 19, 1997 WITH RESPECT TO THE     5
          FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND
          THE FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES
          OF DISCOVER CARD MASTER TRUST I, SERIES 1997-1.
























                                    Page 4